------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley Asset Management Limited;       VICE PRESIDENT
Managing Director, Morgan Stanley & Co. Incorporated    Joseph P. Stadler
Michael F. Klein                                        VICE PRESIDENT
DIRECTOR AND PRESIDENT                                  Valerie Y. Lewis
Principal, Morgan Stanley Asset Management Inc. and     SECRETARY
Morgan Stanley &                                        Karl O. Hartmann
Co. Incorporated                                        ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Belinda A. Brady
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                            GLOBAL EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998

LETTER TO SHAREHOLDERS
-------

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD
INDEX(1)
----------------------------------------------------

                                              TOTAL RETURNS(2)
                               ----------------------------------------------
                                                                    AVERAGE
                                                       AVERAGE      ANNUAL
                                                       ANNUAL        SINCE
                                  YTD     ONE YEAR   FIVE YEARS    INCEPTION
                               ---------  ---------  -----------  -----------
PORTFOLIO--CLASS A...........      -0.49%     -0.08%      16.02%       17.33%
PORTFOLIO--CLASS B...........      -0.82      -0.34         N/A        15.72
INDEX--CLASS A...............       2.66       0.14       11.69        12.42
INDEX--CLASS B...............       2.66       0.14         N/A        11.34

1. The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Global Equity Portfolio is managed with the objective of obtaining long-term capital appreciation by investing in equity securities of issuers throughout the world, including U.S. issuers. Investments may also be made with discretion in emerging markets.

For the nine months ended September 30, 1998, the Portfolio had a total return of -0.49% for the Class A shares and -0.82% for the Class B shares compared to a total return of 2.66% for the Morgan Stanley Capital International (MSCI) World Index (the "Index"). For the one year ended September 30, 1998, the Portfolio had a total return of -0.08% for the Class A shares and -0.34% for the Class B shares compared to 0.14% for the Index. For the five-year period ended September 30, 1998, the Portfolio had a total return of 16.02% for the Class A shares compared to 11.69% for the Index. From inception on July 15, 1992 through September 30, 1998, the average annual total return of Class A was 17.33% compared to 12.42% for the Index. From inception on January 2, 1996 to September 30, 1998, the average annual total return of Class B was 15.72% compared to 11.34% for the Index.

The Portfolio performed strongly in September as the Class A shares had a total return of 2.47% and 2.37% for the Class B shares compared to 1.75% for the Index. Unfortunately this was not enough to offset the underperformance in August. For the three months ended September 30, 1998 the Portfolio had a total return of -12.74% for the Class A shares and -12.82% for the Class B shares compared to -11.99% for the Index.

The Portfolio's mild underperformance in the third quarter was due to weak stock selection in the U.S. and parts of Europe. Our overweighting to financials in the U.S. hurt the Portfolio over the period with notable weakness from Chase Manhattan in the bank sector and Penncorp Financial in insurance. B.F. Goodrich and Tupperware were both hit by profit warnings during the quarter. In the U.K., the Portfolio suffered from weakness in WPP Group and BTR plc. ING Groep in the Netherlands fell sharply in the quarter in line with other international trading banks rocked by perceptions of a deepening global financial crisis.

The Portfolio's significant overweighting in global tobacco stocks (Philip Morris, Imperial Tobacco, Richemont and Japan Tobacco) was a major positive in the third quarter after negatively impacting performance in the first half of 1998. We continue to be attracted to this sector's defensive cash flows and still compelling valuations. Food retailer American Stores performed strongly following its announced merger with Albertson's. Comsat contributed positively following the announcement of its acquisition by Lockheed Martin. Pharmacia & Upjohn was another strong relative performer among our U.S. holdings.

Positive contributions also came from strong stock selection in France, Spain, Italy and Sweden. Zero weights to Austria and Norway were helpful as those markets fell an average of 27% in U.S. dollars. Once again the Portfolio benefited from continued underweighting of Japan and excellent stock selection within Japan. Our zero exposure to Malaysia has been a positive, in particular in light of currency controls imposed during the quarter on foreign investors in that market (note that Malaysia was removed from the MSCI indices over the quarter). Lion Nathan, an Australasian brewer, rose 8% in U.S. dollars, making New Zealand the only country in our Portfolio to generate a positive return over the quarter. The Portfolio's cash position was a positive given the declines in markets globally over the quarter.

MARKET REVIEW

Our investment strategy has not changed materially over the last three months, despite almost unprecedented volatility in financial markets. Global equity market weakness has left Europe and the U.S. (driven by the "Nifty 20") as the only developed markets showing positive returns year-to-date in U.S. dollars. Remarkable, the average New York Stock Exchange listing is down 45% year-to-date. The equity risk premium which had been driven to excessively low levels by "irrational exuberance" earlier in the summer has blown out to levels last seen in previous recessions. This has resulted in some very good companies being "thrown out with the bath water." Clearly equity weakness reflects the slowing in global growth and likelihood that earnings will disappoint further as corporates face up to declining demand, over-capacity and a structural lack of pricing power.

It is tempting to paint a doomsday scenario. The collapse in demand from Asia coupled with a deepening global financial crisis will negatively impact the western economies. Earnings disappointments will continue to wreak havoc with a chronically overoptimistic brokerage community. In addition, U.S. stock mutual funds may be a disruptive force going forward. August was the first month since September 1990 to suffer net outflows ($11.2 billion). A Balanced Budget in the U.S. and prudent fiscal management in Europe to meet the Maastricht criteria suggests fiscal and monetary policy could be significantly relaxed to avert a major meltdown. The Federal Reserve and the Bank of England in particular have room to ease rates significantly with the discount rate in the U.S. still 2% above its low in 1993.

As a value investor, we have not held the increasingly expensive U.S. franchise leaders, finding better fundamental value in other sectors of the market. This strategy has penalized our performance over the past 12 months but has begun to contribute positively in August and September as stocks such as Gillette, Disney and Coca-Cola have underperformed.

Meanwhile more attractively valued sectors that we own like the tobaccos, utilities and food company Danone have held up better than the Index over the last several months. In the first half of the year investors' "flight to quality" had widened the gap between the large cap leaders and the rest. This gap has narrowed but on a year-to-date basis large caps are ahead of mid caps which has hurt the Portfolio, due to its bias toward the mid cap segment on valuation grounds. We remain of the view, however, that the intrinsic value represented in the stocks we hold will be realized over time.

Our weighting relative to the Index in Japan has risen largely due to the outperformance of the names we hold there and the shrinkage of Japan in the Index. Overall we continue to remain underweight Japan, with no banking exposure based on our estimate that non-performing loans could represent as much as 30% of Japan's gross domestic product. By contrast, non-performing loans were 5% of U.S. gross domestic product at the height of the savings & loan crisis in the early 90's. We continue to hold virtually zero exposure (1.46%) to Asia ex Japan with 75% of our holdings in this region drawn from Australia & New Zealand.

Although of minor comfort, in light of the frenzied sell off of money center and investment banking shares following the collapse and bail-out of Long Term Capital Management (a U.S. hedge fund), our global banking exposure remains underweight at 7% versus 13% in the Index. In addition, we have favored banks with strong domestic retail franchises (Bank of Ireland, Nordbanken, Mellon Bank & UST, a regional bank in Boston) over the large integrated trading houses.

Overall the sectoral changes made in the last 12 months have resulted in a more defensive, less cyclical Portfolio. This has been achieved via increases in the weightings of consumer staple stocks (food & tobacco) and utilities, for example. We believe these changes will help reduce the impact of a possible weakening global economy on the cash flows of the names held. It is important to note that sector weightings continue to be a residual of our bottom-up stock selection process.

Frances Campion
PORTFOLIO MANAGER

October 1998

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1998

                                                               VALUE
 SHARES                                                        (000)
--------                                                      --------
COMMON STOCKS (91.9%)
  AUSTRALIA (0.5%)
 443,600   CSR Ltd.                                           $    934
                                                              --------
  BELGIUM (1.5%)
  22,700   Delhaize-Le Lion                                      1,716
  26,000   G.I.B. Holdings Ltd.                                  1,294
                                                              --------
                                                                 3,010
                                                              --------
  CANADA (2.2%)
  33,550   Potash Corp. of Saskatchewan, Inc.                    1,770
  16,400   Renaissance Energy Ltd.                                 225
 130,332   TELUS Corp.                                           2,580
                                                              --------
                                                                 4,575
                                                              --------
  FINLAND (1.0%)
  42,700   Pohjola Insurance Co., Class B                        1,689
  33,050   Valmet Oyj                                              387
                                                              --------
                                                                 2,076
                                                              --------
  FRANCE (5.8%)
   2,010   Bongrain                                                862
  25,266   Elf Aquitaine                                         3,118
  14,900   Groupe Danone                                         3,920
  19,750   Cie Generale des Establissements Michelin, Class
            B                                                      776
  21,000   Rhone-Poulenc, Class A                                  881
  13,800   SGS-Thompson Microelectronics N.V.                      641
  30,600   Scor                                                  1,820
                                                              --------
                                                                12,018
                                                              --------
  GERMANY (5.3%)
  76,600   BASF AG                                               2,964
  40,620   Bayer AG                                              1,608
   3,470   Karstadt AG                                           1,652
  63,500   VEBA AG                                               3,294
     800   Viag AG                                                 524
  13,070   Volkswagen AG                                           951
                                                              --------
                                                                10,993
                                                              --------
  HONG KONG (0.0%)
  68,481   Jardine Strategic Holdings, Inc.                         75
                                                              --------
  IRELAND (2.5%)
 610,578   Anglo Irish Bank Corp. plc                            1,451
  81,507   Bank of Ireland                                       1,449
  69,200   Clondalkin Group plc                                    455
 342,981   Green Property plc                                    1,897
                                                              --------
                                                                 5,252
                                                              --------

                                                               VALUE
 SHARES                                                        (000)
--------                                                      --------
  ITALY (2.3%)
 164,800   Mediaset S.p.A.                                    $  1,106
 781,813   Telecom Italia S.p.A. (NCS)                           3,739
                                                              --------
                                                                 4,845
                                                              --------
  JAPAN (7.4%)
  88,000   Fuji Photo Film Ltd.                                  3,029
 111,000   Fujisawa Pharmaceutical Co., Ltd.                     1,021
 139,000   Hitachi Ltd.                                            611
     263   Japan Tobacco, Inc.                                   1,882
 185,000   Kao Corp.                                             2,954
  91,000   Matsushita Electric Industrial Co., Ltd.              1,236
 140,000   Nichido Fire & Marine Insurance Co., Ltd.               616
     270   Nippon Telegraph & Telephone Corp.                    1,968
  86,000   Sumitomo Marine & Fire Insurance Co., Ltd.              413
  22,000   TDK Corp.                                             1,499
                                                              --------
                                                                15,229
                                                              --------
  NETHERLANDS (4.1%)
 119,912   ABN Amro Holding N.V.                                 2,043
  26,900   Benckiser N.V., Class B                               1,342
  18,880   Hollandsche Beton Groep N.V.                            232
  81,422   ING Groep N.V.                                        3,670
  22,700   Philips Electronics N.V.                              1,223
                                                              --------
                                                                 8,510
                                                              --------
  NEW ZEALAND (0.6%)
 477,400   Lion Nathan Ltd.                                      1,147
                                                              --------
  PORTUGAL (0.2%)
  13,450   Cimpor SGPS                                             375
                                                              --------
  SOUTH AFRICA (0.1%)
  58,300   Sasol Ltd.                                              267
                                                              --------
  SPAIN (2.4%)
 187,100   Iberdrola                                             3,117
  47,800   Telefonica                                            1,745
                                                              --------
                                                                 4,862
                                                              --------
  SWEDEN (1.6%)
 404,200   Nordbanken Holding AB                                 2,320
  71,500   Skandia Forsakrings AB                                  930
                                                              --------
                                                                 3,250
                                                              --------
  SWITZERLAND (7.2%)
     760   ABB AG (Bearer)                                         773
     800   Ascom Holdings AG (Bearer)                            1,188

                                                               VALUE
 SHARES                                                        (000)
--------                                                      --------

  SWITZERLAND (CONTINUED)

     370   Bobst AG (Bearer)                                  $    456
   3,560   Cie Financiere Richemont AG, Class A                  4,564
   2,500   Forbo Holding AG (Registered)                           978
   1,855   Holderbank Financiere Glarus AG, Class B (Bearer)     1,908
   1,840   Nestle (Registered)                                   3,670
   2,500   SIG Schweizensche Industrie-Gesellschaft Holding
            AG (Registered)                                      1,376
                                                              --------
                                                                14,913
                                                              --------
  UNITED KINGDOM (8.4%)
  92,200   Aegis Group plc                                         133
 226,888   Aggreko plc                                             552
 946,062   BTR plc                                               1,709
 128,200   Burmah Castrol plc                                    1,822
 228,888   Christian Salvesen plc                                  342
 269,000   English China Clays plc                                 665
 222,300   Imperial Tobacco Group plc                            2,353
 241,400   Matthews (Bernard) plc                                  406
 653,333   Pentos plc                                               --
 118,100   Premier Farnell plc                                     301
 226,391   Reckitt & Colman plc                                  3,350
 261,177   Royal & Sun Alliance Insurance Group plc              2,265
 509,100   WPP Group plc                                         2,348
 197,900   Wolseley plc                                          1,009
                                                              --------
                                                                17,255
                                                              --------
  UNITED STATES (38.8%)
  29,600   Albertson's, Inc.                                     1,602
  33,950   Aluminum Company of America                           2,410
 251,400   American Stores Co.                                   8,092
  47,400   BJ's Wholesale Club, Inc.                             1,742
  26,300   Beazer Homes USA, Inc.                                  542
  71,900   Boise Cascade Corp.                                   1,820
  63,000   Borg-Warner Automotive, Inc.                          2,335
 126,700   COMSAT Corp.                                          4,466
 139,300   Cadiz Land Co., Inc.                                  1,167
  22,000   Cadiz Land Co., Inc. (Restricted Shares)                184
  48,400   Chase Manhattan Corp.                                 2,093
 185,150   Data General Corp.                                    2,014
 116,400   Enhance Financial Services Group, Inc.                3,441
  56,400   Finova Group, Inc.                                    2,817
 138,900   GenRad, Inc.                                          2,153
  50,700   General Signal Corp.                                  1,721
  45,800   Georgia-Pacific Group                                 2,090
  41,400   Goodrich (BF) Co.                                     1,353
                                                               VALUE
 SHARES                                                        (000)
--------                                                      --------
 143,100   Houghton Mifflin Co.                               $  4,436
  23,350   IBP, Inc.                                               473
  83,000   InteliData Technologies Corp.                            75
  61,400   MBIA, Inc.                                            3,296
  19,400   Mellon Bank Corp.                                     1,068
  66,662   NCR Corp.                                             1,917
 109,610   Noble Drilling Corp.                                  1,617
 146,215   Ocean Energy, Inc.                                    1,919
 120,100   Penncorp Financial Group, Inc.                          263
 101,900   Pharmacia & Upjohn, Inc.                              5,114
 163,500   Philip Morris Cos., Inc.                              7,531
  31,000   Tecumseh Products Co., Class A                        1,550
  63,400   Tenneco, Inc.                                         2,084
  38,100   Terra Nova (Bermuda) Holdings Ltd., Class A           1,029
 130,500   Tupperware Corp.                                      1,533
  67,700   UST Corp.                                             1,430
  67,900   Unicom Corp.                                          2,538
  12,100   United Dominion Industries Ltd.                         219
 135,400   WorldCorp, Inc.                                          30
                                                              --------
                                                                80,164
                                                              --------
TOTAL COMMON STOCKS (Cost $189,487)                            189,750
                                                              --------
PREFERRED STOCKS (0.8%)
  GERMANY (0.8%)
  36,200   Volkswagen AG (Preferred)
            (Cost $1,009)                                        1,658
                                                              --------

 NO. OF
WARRANTS
--------
WARRANTS (0.0%)
  HONG KONG (0.0%)
  28,700   Hysan Development Co., Ltd.
            (Cost $0)                                               --
                                                              --------

  FACE
 AMOUNT
 (000)
--------
FOREIGN CURRENCY (0.0%)
 GBP   1   British Pound                                             2
  HKD 82   Hong Kong Dollar                                         11
 JPY  30   Japanese Yen                                             --
                                                              --------
TOTAL FOREIGN CURRENCY (Cost $12)                                   13
                                                              --------

                                                               AMOUNT
                                                               (000)
                                                              --------
TOTAL INVESTMENTS (92.7%) (Cost $190,508)                     $191,421
                                                              --------

OTHER ASSETS AND LIABILITIES (7.3%)
  Other Assets                                                  21,396
  Liabilities                                                   (6,422)
                                                              --------
                                                                14,974
                                                              --------
NET ASSETS (100%)                                             $206,395
                                                              --------
                                                              --------

CLASS A:
--------
NET ASSETS                                                    $195,133
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 10,687,751 outstanding $0.001 par value       $  18.26
  shares (authorized 500,000,000 shares)
                                                              --------
                                                              --------

CLASS B:
--------
NET ASSETS                                                    $ 11,262
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 620,662 outstanding $0.001 par value shares   $  18.14
  (authorized 500,000,000 shares)
                                                              --------
                                                              --------

------------------------------

NCS  --  Non Convertible Shares